                                                                     EXHIBIT 4.3

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

         EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of July 24, 2001, among Toys "R" Us, Inc., a Delaware corporation (the "Company"), and J.P. Morgan Securities Inc., BNY Capital Markets, Inc., Credit Suisse First Boston Corporation, First Union Securities, Inc., Banc One Capital Markets, Inc., Fleet Securities, Inc., Mizuho International plc, Salomon Smith Barney Inc. and SG Cowen Securities Corporation (collectively, the "Initial Purchasers").

         The Company proposes to issue and sell to the Initial Purchasers upon the terms set forth in the Purchase Agreement the Securities (as defined herein). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company agrees with the Initial Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

         Section 1. Certain Definitions.

         For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

         The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

         "Closing" shall mean the date of the closing of the issuance and sale of the Securities pursuant to the Purchase Agreement.

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Company" shall have the meaning assigned thereto in the recitals hereof (together with any successor).

         "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Resale Registration, shall mean the time and date as of which the Commission declares the Resale Registration Statement effective or as of which the Resale Registration Statement otherwise becomes effective.

         "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

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         "Exchange Offer" shall have the meaning assigned thereto in Section
2(a) hereof.

         "Exchange Offer Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Registration" shall have the meaning assigned thereto in
Section 3(c) hereof.

         "Exchange Securities" shall have the meaning assigned thereto in
Section 2(a) hereof.

         The term "holder" shall mean each of the Initial Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

         "Initial Purchasers" shall have the meaning assigned thereto in the recitals hereof (together with any successors).

         "Indenture" shall mean the Indenture, dated as of July 24, 2001, between the Company and The Bank of New York, as Trustee, as the same shall be amended from time to time.

         "Notice and Questionnaire" shall mean a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         "Notice of Transfer" shall mean a Notice of Transfer pursuant to Registration Statement substantially in the form of Exhibit B hereto.

         The term "person" shall mean any individual, corporation, partnership, joint venture, limited liability company, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         "Purchase Agreement" shall mean the Purchase Agreement, dated as of July 19, 2001, among the Company and the Initial Purchasers relating to the Securities, as the same shall be amended from time to time.

         "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
Section 2(a) hereof (provided that any Exchange Security received by a broker-dealer in an Exchange Offer in exchange for a Registrable Security that was not acquired by the broker-dealer directly from the Company will also be a Registrable Security through and including the earlier of the expiration of the Resale Period or such time as such broker-dealer no longer owns such Security);
(ii) in the circumstances contemplated by Section 2(b) hereof, a Resale Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by



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

such effective Resale Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

         "Registration Default" shall have the meaning assigned thereto in
Section 2(c) hereof.

         "Registration Expenses" shall have the meaning assigned thereto in
Section 4 hereof.

         "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Resale Registration" shall have the meaning assigned thereto in
Section 2(b) hereof.

         "Resale Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405 under the Securities Act, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

         "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

         "Securities" shall mean, collectively, the (i) $250,000,000 aggregate principal amount of 6.875% Notes due 2006 and (ii) $500,000,000 aggregate principal amount of 7.625% Notes due 2011, of the Company to be issued and sold to the Initial Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

         "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.



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

         "Trustee" shall mean The Bank of New York, a national banking association duly organized and existing under the laws of the United States of America (together with any successor).

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

         Section  2. Registration Under the Securities Act.

                  (a) Except as set forth in Section 2(b) below, the Company agrees to:

                           (1) file under the Securities Act, no later than 120
                  days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Offer Registration Statement," and such offer, the "Exchange Offer") any and all of the Securities (other than Exchange Securities) for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the Securities (and are entitled to the benefits of an indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in
                  Section 2(c) below (such new debt securities hereinafter called "Exchange Securities");

                           (2) use its best efforts to cause the Exchange Offer
                  Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 180 days after the Closing Date;

                           (3) use its best efforts to commence and complete the
                  Exchange Offer promptly, but no later than 210 days after the Closing Date; and

                           (4) hold the Exchange Offer open for at least 30 days
                  (or longer if required by applicable law) after the date the notice of the Exchange Offer is mailed to the holders and issue Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer.



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

         The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Exchange Offer will be deemed to have been "completed" only if the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act and the Exchange Act (except for the requirement to deliver a prospectus included in the Exchange Offer Registration Statement applicable to resales by any broker-dealer of Exchange Securities received by such broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities other than those acquired by the broker-dealer directly from the Company), and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. Subject to the preceding sentence, the Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities (other than those held by Restricted Holders) pursuant to the Exchange Offer and
(ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer.

         The Company agrees (x) to include in the Exchange Offer Registration Statement a prospectus for use in connection with any resales of Exchange Securities by a broker-dealer, other than resales of Exchange Securities received by a broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company, and (y) to keep such Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Offer Registration Statement, each broker-dealer that holds Exchange Securities received in an Exchange Offer in exchange for Registrable Securities not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

                           (b) If, on or prior to the date of consummation of
                  the Exchange Offer,

                                    (i) existing Commission interpretations are
                           changed such that the Securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act (except for the requirement to deliver a prospectus included in the Exchange Offer Registration Statement applicable to resales by a broker-dealer of Exchange Securities received by such broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities other than those


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

                           acquired by the broker-dealer directly from the Company),

                                    (ii) the holder of the Securities shall
                           notify the Company that:

                                             (A) the holder is prohibited by law
                                    or Commission policy from participating in the Exchange Offer, or

                                             (B) (1) the holder may not resell
                                    the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and (2) the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by the holder, or

                                    (iii) if for any other reason, the Company
                           does not consummate the Exchange Offer within 210 days of the Closing Date,

in lieu of conducting the Exchange Offer contemplated by Section 2(a) the Company shall, as promptly as practicable, file a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such registration, the "Resale Registration" and such registration statement, the "Resale Registration Statement").

         In addition, in the event that, prior to the consummation of the Exchange Offer, the Initial Purchasers shall not have resold all of the Securities initially purchased by them from the Company pursuant to the Purchase Agreement and the Initial Purchasers shall so request, the Company shall file under the Securities Act as soon as practicable a Resale Registration Statement covering such unsold Registrable Securities. (In the case of any Resale Registration required only by the second sentence of this Section 2(b), references herein to "Registrable Securities" mean those Securities that the Initial Purchasers shall have purchased from the Company pursuant to the Purchase Agreement and shall not have resold.)

         The Company agrees to use its best efforts:

                           (i) to cause the Resale Registration Statement to
                  become or be declared effective,

                           (ii) to keep such Resale Registration Statement
                  continuously effective until the earliest of (A) the time when the Registrable Securities may be sold pursuant to Rule 144 (assuming that no holder at such date or within the 90-day


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

                  period preceding such date was an affiliate of the Company) without any limitations under clauses (c), (e), (f) and (h) of Rule 144, (B) two years from the Closing Date or (C) the date on which all Registrable Securities registered under the Shelf Registration Statement are disposed of in accordance therewith, in order to permit the prospectus forming a part thereof to be usable by holders for resales of Registrable Securities, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Resale Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and

                           (iii) after the Effective Time of the Resale
                  Registration Statement and for so long as the Resale Registration Statement is required to be kept continuously effective pursuant to clause (i) above, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, and provided that such holder shall have returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including any action necessary to identify such holder as a selling securityholder in the Resale Registration Statement.

         The Company further agrees to supplement or make amendments to the Resale Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Resale Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

                  (c) In the event that:

                           (i) the Company has not filed the Exchange Offer
                  Registration Statement on or before the 120th day after the Closing Date,

                           (ii) such Exchange Offer Registration Statement has
                  not become effective or been declared effective by the Commission on or prior to the 180th day after the Closing Date,

                           (iii) the Exchange Offer has not been completed on or
                  prior to the 210th day after the Closing Date (if the Exchange Offer is then required to be made),

                           (iv) the Company is obligated to file the Resale
                  Shelf Registration Statement, the Company fails to file the


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

                  Resale Shelf Registration Statement with the Commission on or prior to the 30th day after the filing obligation arises,

                           (v) the Company is obligated to file the Resale Shelf
                  Registration Statement, the Resale Shelf Registration Statement is not declared effective on or prior to the 90th day after the obligation to file the Resale Shelf Registration Statement arises, or

                           (vi) any Exchange Offer Registration Statement or
                  Resale Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company, become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement or otherwise cease to be available for resales of Registrable Securities covered thereby (except as specifically permitted herein) without being succeeded promptly by an additional registration statement filed, declared effective and available for such purposes (each such event referred to in clauses (i) through (vi), a "Registration Default"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), the Company will pay additional interest (in addition to the interest otherwise due on the Securities) to each holder of Securities during the first 90-day period immediately following the occurrence of each such Registration Default in an amount equal to 0.25% per annum. The amount of interest will increase by an additional 0.25% per annum for each subsequent 90-day period until such Registration Default is cured, up to a maximum amount of additional interest of 1.00% per annum. Such additional interest will cease accruing on such Securities with respect to any Registration Default when such Registration Default has been cured.

                  (d) The Company shall take all reasonable actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

                  (e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time, and any reference herein to any amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

         Section 3. Registration Procedures.

         If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:



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                  (a) At or before the Effective Time of the Exchange Offer or the Resale Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act.

                  (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (c) In connection with the Company's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company shall, as soon as reasonably practicable (or as otherwise specified):

                           (i) prepare and file with the Commission, no later
                  than 120 days after the Closing Date, an Exchange Offer Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all reasonable efforts to cause such Exchange Offer Registration Statement to become effective as soon as practicable thereafter, but no later than 180 days after the Closing Date;

                           (ii) as soon as practicable prepare and file with the
                  Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

                           (iii) promptly notify each broker-dealer that has
                  requested or received copies of the prospectus included in the Exchange Offer Registration Statement, and confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein, or any amendment or supplement thereto, has been filed, and, with respect to such Exchange Offer Registration Statement or any amendment thereto, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or


                                       9
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                  any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer
                  Registration Statement, prospectus, or any amendment or supplement thereto, does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (iv) in the event that the Company would be required,
                  pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each broker-dealer holding Exchange Securities during the Resale Period agrees that upon receipt of any notice from the Company pursuant to Section 3(c)(iii)(F) above, such broker-dealer shall forthwith discontinue disposition of Exchange Securities pursuant to the Exchange Offer Registration Statement applicable to such Exchange Securities until such broker-dealer shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such broker-dealer shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such broker-dealer's possession of the prospectus covering such Exchange Securities at the time of receipt of such notice; provided, however, that the Company hereby agrees that if it provides notice to any broker-dealers pursuant to Section 3(c)(iii)(F) above during the Resale Period, such Resale Period shall be extended by the


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

                  number of days in the period from and including the date of the giving of such notice to and including the date on which the Company shall have made available to such broker-dealers copies of the amended or supplemented prospectus necessary to permit such broker-dealers to resume disposition of Exchange Securities;

                           (v) use all reasonable efforts to obtain the
                  withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any amendment thereto at the earliest practicable date;

                           (vi) use all reasonable efforts to (A) register or
                  qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by
                  Section 2(a), if such registration or qualification is required by such laws, no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and
                  (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), or (2) consent to general service of process in any such jurisdiction;

                           (vii) use all reasonable efforts to obtain the
                  consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

                           (viii) provide a CUSIP number for all Exchange
                  Securities, not later than the applicable Effective Time;

                           (ix) comply with all applicable rules and regulations
                  of the Commission, and make generally available to the Company's securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Offer Registration Statement, an earnings statement of each of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder and any applicable Commission interpretation regarding information reporting by a consolidated subsidiary of a reporting company);



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

                  (d) In connection with the Company's obligations with respect to the Resale Registration, if applicable, the Company shall, as soon as reasonably practicable (or as otherwise specified):

                           (i) prepare and file with the Commission, as soon as
                  reasonably practicable but in any case within 30 days after the obligation to file the Resale Registration Statement arises, a Resale Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its reasonable best efforts to cause such Resale Registration Statement to become effective as soon as practicable but in any case within 90 days after the obligation to file the Resale Registration Statement arises;

                           (ii) not less than 30 days prior to the Effective
                  Time of the Resale Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Resale Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 30 days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

                           (iii) after the Effective Time of the Resale
                  Registration Statement, (A) upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder and
                  (B) upon receipt by the Company of a completed and signed Notice and Questionnaire from any holder of Registrable Securities that is not then an Electing Holder, take any action reasonably necessary to cause such holder to be named as a selling securityholder in the Resale Registration Statement and to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities; provided that the Company shall not be required to take any action contemplated in clause (B) of this paragraph until such holder has returned a completed and signed Notice and Questionnaire to the Company;

                           (iv) as soon as reasonably practicable prepare and
                  file with the Commission such amendments and supplements to such Resale Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Resale Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Resale Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                           (v) comply with the provisions of the Securities Act
                  with respect to the disposition of all of the Registrable Securities covered by such Resale Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Resale Registration Statement;

                           (vi) provide (A) the Electing Holders, (B) the
                  underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Resale Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto; provided, however, that nothing herein shall prevent the Company from filing the Resale Offer Registration Statement in a timely manner to avoid a Registration Default;

                           (vii) for a reasonable period prior to the filing of
                  such Resale Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Trustee's principal place of business or such other reasonable place for inspection by the persons referred to in
                  Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Resale Registration such financial and other information and certified copies of the books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the Company and its counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement) or (C) such information is required to be set forth in such Resale Registration Statement or the prospectus included therein or in an amendment to such Resale Registration Statement or an amendment or supplement to such prospectus in order that such Resale Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (viii) promptly notify each of the Electing Holders,
                  any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Resale Registration Statement or the prospectus included therein, or any amendment or supplement thereto, has been filed, and, with respect to such Resale Registration Statement or any amendment thereto, when the same has become effective,
                  (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Resale Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation or threatening of any proceedings for that purpose,
                  (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xvi) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) if at any time when a prospectus is required to be delivered under the Securities Act, such Resale Registration Statement, prospectus, or amendment or supplement thereto, does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (ix) use all reasonable efforts to obtain the
                  withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                           (x) if requested by any managing underwriter or
                  underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or amendment promptly after notification of the matters to be incorporated in such prospectus supplement or amendment;

                           (xi) furnish to each Electing Holder, each placement
                  or sales agent, if any, therefor, each underwriter, if any, of the Registrable Securities and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Resale Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Resale Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Resale Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                           (xii) use all reasonable efforts to (A) register or
                  qualify the Registrable Securities to be included in such Resale Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Resale Registration is required to remain effective under Section 2(b) above and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities during the period the Resale Registration is required to remain effective under Section 2(b) above; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this
                  Section 3(d)(xii), or (2) consent to general service of process in any such jurisdiction;

                           (xiii) use all reasonable efforts to obtain the
                  consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Resale Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

                           (xiv) provide a CUSIP number for all Registrable
                  Securities, not later than the applicable Effective Time;

                           (xv) enter into one or more underwriting agreements,
                  engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                           (xvi) whether or not an agreement of the type
                  referred to in Section 3(d)(xv) hereof is entered into and whether or not any portion of the offering contemplated by the Resale Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, of the Registrable Securities in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate and customary agreement or to a registration statement filed on the form applicable to the Resale Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, of the Registrable Securities and dated the effective date of such Resale Registration Statement (and if such Resale Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall be similar to those set forth in Exhibits A and B of the Purchase Agreement), such opinion to be subject to customary qualifications and limitations; (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Resale Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Resale Registration Statement or amendment to such Resale Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Resale Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Resale Registration Statement or amendment to such Resale Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, of the Registrable Securities to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in
                  Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and
                  (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                           (xvii) notify in writing each holder of Registrable
                  Securities of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(i) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                           (xviii) in the event that any broker-dealer
                  registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720 (or any successor thereto)) to participate in the preparation of the Resale Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Resale Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities,
                  (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
                  Section 6 hereof (or to such other customary extent as may be requested by such underwriter) and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD;

                           (xix) comply with all applicable rules and
                  regulations of the Commission, and make generally available to the Company's securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Resale Registration Statement, an earning statement of the Company and its subsidiaries complying with
                  Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder and any applicable Commission interpretation regarding information reporting by a consolidated subsidiary of a reporting company);

                  (e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(F) above, to notify the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, of the Registrable Securities, the Company shall promptly prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Resale Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  (f) In the event of a Resale Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act or state securities or blue sky laws. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Resale Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder further agrees that in the event the amount of

         Registrable Securities that are beneficially owned by such Electing Holder and are registered pursuant to such Resale Registration is reduced due to a sale of such Registrable Securities under such Resale Registration, such Electing Holder shall deliver to the Company and the Trustee, at the time of such sale, a Notice of Transfer.

                  (g) Until the earlier of (i) the expiration of two years after the Closing or (ii) such time as the Exchange Offer has been completed or the Resale Registration Statement has become or been declared effective by the Commission, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities
         Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

         Section 4. Registration Expenses.

         The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may reasonably designate, including any reasonable fees and disbursements of counsel for the Electing Holders (subject to the limitations of Clause (i) below) or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance),
(h) reasonable fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xviii) hereof, (i) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Resale Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company) and (j) any fees charged by securities rating services for rating the Securities as required by the Indenture (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor (accompanied by receipts, invoices or other documentary evidence, as appropriate). Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

         Section 5. Representations and Warranties.

         The Company represents and warrants to, and agrees with, each Initial Purchaser and each of the holders from time to time of Registrable Securities that:

                  (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or
         Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(c)(iii)(F) or Section 3(d)(viii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or
         Section 3(e) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a holder of Registrable Securities expressly for use therein.

                  (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a holder of Registrable Securities expressly for use therein.

                  (c) The compliance by the Company with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any such subsidiary is bound or to which any of the property or assets of the Company or any such subsidiary is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any United States court or governmental agency or body having jurisdiction over the Company or any such subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications, if any, as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities.

                  (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

         Section 6. Indemnification.

                  (a) Indemnification by the Company. The Company shall, and it hereby agrees to, indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Offer Registration Statement, each of the Electing Holders of Registrable Securities included in a Resale Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement or Resale Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such person expressly for use therein;

                  (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to
         Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that it shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this
         Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liability, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                  (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

         Section 7. Underwritten Offerings.

                  (a) Selection of Underwriters. If any of the Registrable Securities covered by the Resale Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the Company, subject to the consent of Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering (which shall not be unreasonably withheld or delayed); provided that such Electing Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

                  (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         Section 8. Rule 144.

         The Company covenants to the holders of Registrable Securities that to the extent they shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements. The Company shall not be required to comply with this Section 8 if the Exchange Offer has been completed.

         Section 9. Miscellaneous.

                  (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

                  (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company failed to perform any of its obligations hereunder and that the Initial Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled, to the extent permitted by applicable law, to compel specific performance of the obligations of the Company under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

                  (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when (i) delivered by hand, if delivered personally or by courier, (ii) transmitted by any standard form of telecommunication upon receipt of a signal confirming receipt or (iii) three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to 225 Summit Avenue, Montvale, NJ 07645 (telefax: (201) 802-5877), Attention: Louis Lipschitz, Executive Vice President-Chief Financial Officer, with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (telefax: (212) 310-8007), Attention:
         Jeremy W. Dickens, Esq. and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company, or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by, the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such

         Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by, all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

                  (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

                  (f) GOVERNING LAW. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  (g) Jurisdiction, Venue and Service of Process. Each of the parties hereto hereby submits to the jurisdiction of any Federal or State court in the City, County and State of New York, or to the courts of its own corporate domicile, in respect of actions brought against it as a defendant, in any legal suit, action or proceeding based on or arising under this Exchange and Registration Rights Agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company waives, to the extent permitted by law, the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding.

                  (h) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

                  (i) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(i), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

                  (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         Agreed to and accepted as of the date referred to above.


                         TOYS "R" US, INC.


                         By:      /s/  Louis Lipschitz
                                ------------------------------------------
                                Name:  Louis Lipschitz
                                Title: Executive Vice President and Chief
                                       Financial Officer

                         J.P. MORGAN SECURITIES INC.
                         BNY CAPITAL MARKETS, INC.
                         CREDIT SUISSE FIRST BOSTON CORPORATION
                         FIRST UNION SECURITIES, INC.
                         BANC ONE CAPITAL MARKETS, INC.
                         FLEET SECURITIES, INC.
                         MIZUHO INTERNATIONAL PLC
                         SALOMON SMITH BARNEY INC.
                         SG COWEN SECURITIES CORPORATION


                         By:      J.P. Morgan Securities Inc.,
                                  acting on behalf of itself and as the
                                  Representative of the Initial Purchasers


                         By:      /s/  Robert Nordlinger
                                ------------------------------------
                                Name:  Robert Nordlinger
                                Title: Vice President

                                                                       Exhibit A


                                TOYS "R" US, INC.
                                 (the "Company")

                         INSTRUCTION TO DTC PARTICIPANTS
                         -------------------------------

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE: [DATE](1)

         The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Company's 6.875% Notes due 2006 and/or 7.625% Notes due 2011 (the "Securities") are held.

         The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

         It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement as of the date and time such registration statement becomes or is declared effective by the Securities and Exchange Commission depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Toys "R" Us, Inc. 225 Summit Avenue, Montvale, NJ 07645 (telefax: (201) 802-5877), Attention: Louis Lipschitz, Executive Vice President and Chief Financial Officer.








--------
(1) Not less than 30 calendar days from date of mailing.

                                TOYS "R" US, INC.
                                 (the "Company")

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire
                      ------------------------------------

         Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") among the Company and the Initial Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Resale Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 6.875% Notes due 2006 and 7.625% Notes due 2011 (the "Securities"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Resale Registration Statement. In order to have Registrable Securities included in the Resale Registration Statement as of its Effective Time, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Any beneficial owner of Registrable Securities who does not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as a selling securityholder in the Resale Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities; provided, however, that if any such beneficial owner delivers this Notice and Questionnaire to the Company after such date, the Company shall take any action reasonably necessary to cause such beneficial owner to be named as a selling securityholder in the Resale Registration Statement and to enable such beneficial owner to use the prospectus forming a part thereof for resales of Registrable Securities, in each case, as soon as reasonably practicable after the Effective Time.

         Certain legal consequences arise from being named as a selling securityholder in the Resale Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Resale Registration Statement and related Prospectus.

                                    ELECTION

         The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Resale Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

         Upon any sale of Registrable Securities pursuant to the Resale Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth as Exhibit B to the Exchange and Registration Rights Agreement.

         The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)       (a)    Full Legal Name of Selling Securityholder:


          (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:


          (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:


(2)              Address for Notices to Selling Securityholder:


                 Telephone:                                           .
                            ------------------------------------------
                 Fax:                                                 .
                      ------------------------------------------------
                 Contact Person:                             .
                                 -----------------------------


(3)              Beneficial Ownership of Securities:

                 Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

          (a)    Principal amount of Registrable Securities beneficially owned:

                 CUSIP No(s). of such Registrable Securities:

          (b) Principal amount of Securities other than Registrable Securities beneficially owned:

                 CUSIP No(s). of such other Securities:

          (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration
                 Statement:

                 CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4)              Relationships with the Company:

                 Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or any of its predecessors or affiliates) during the past three years.

                 State any exceptions here:



(5)              Plan of Distribution:

                           Except as set forth below, the undersigned Selling
                 Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

                 State any exceptions here:


(6) Whether you are a corporation or not, the following three questions should be answered. If you are a corporation these questions should also be answered with respect to your officers, directors and holders of 5% or more of your equity securities; if you are a partnership such questions should also be answered with respect to your general partners.

          (a) Except as set forth below in this Item (6)(a), neither the undersigned nor any of its affiliates(2) is a member(3) of the

                 National Association of Securities Dealers, Inc. (the "NASD") or a person associated with a member(2) of the NASD.

                 State any exceptions here:

-------------------
(2) NASD Rule 2720 defines the term "affiliate" to mean a company which controls, is controlled by or is under common control with a member. The term affiliate is presumed to include the following:

                                   (i) a company will be presumed to control a
                          member if the company beneficially owns 10 percent or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a member which is a partnership;

                                   (ii) a member will be presumed to control a
                          company if the member and persons associated with the member beneficially own 10 percent or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a company which is a partnership;

                                   (iii) a company will be presumed to be under
                          common control with a member if:

                                            (1) the same natural person or
                                   company controls both the member and company by beneficially owning 10 percent or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a member or company which is a partnership; or

                                            (2) a person having the power to
                                   direct or cause the direction of the
                                   management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

(3) Article I of the NASD's By-Laws defines the term "member" to mean any broker or dealer admitted to membership in the NASD and defines the term "person associated with a member" to mean every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.

                 State any exceptions here:

          (b) Except as set forth below in this Item (6)(b), the undersigned does not own stock or other securities of any NASD member not purchased in the open market.


                 State any exceptions here:

          (c) Except as set forth below in this Item (6)(c), the undersigned has not made any outstanding subordinated loans to any NASD member.



         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M (which governs manipulation, stabilization and trading activity during a distribution of securities).

         In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Resale Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company and any underwriters in an underwritten offering of such Selling Securityholder's Registrable Securities listed in Item(3) above, in connection with the preparation of the Resale Registration Statement and related Prospectus.

         In accordance with the Selling Securityholder's obligation under Sections 3(d) and (f) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Resale Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Resale Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

                           (i)   To the Company:

                                 Toys "R" Us, Inc.
                                 225 Summit Avenue
                                 Montvale, NJ 07645
                                 Attention: Louis Lipschitz, Executive Vice
                                            President & Chief Financial Officer

                           (ii)  With a copy to:

                                  Weil, Gotshal & Manges LLP
                                  767 Fifth Avenue
                                  New York, New York  10153
                                  Attention: Jeremy W. Dickens, Esq.

         Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:  ________________

                                  Selling Securityholder
                                  (Print/type full legal name of beneficial owner of Registrable Securities)

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:



PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                                Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                                New York, New York  10153
                                Attention: Jeremy W. Dickens, Esq.
                                (212) 310-8000

                                                                     Exhibit B


              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Attention:  Trust Officer


         Re:      Toys "R" Us, Inc. (the "Company")
                  [6.875% Notes due 2006]
                  [7.625% Notes due 2011]


Dear Sirs:

         Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form S-3 (File No. 333-____) filed by the Company.

         We hereby certify that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated ___________, 200_ or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.


         Dated:

                                          Very truly yours,


                                          ------------------------------------
                                          (Name)


                                          By:
                                              --------------------------------
                                              (Authorized Signature)